SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2000


                              Aviation Group, Inc.
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             (Exact name of registrant as specified in its charter)



           Texas                        0-10124                  75-2631373
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(State or other jurisdiction of    (Commission File            (IRS Employer
        incorporation)                  Number)              Identification No.)

700 North Pearl Street, Suite 2170, Dallas, Texas                      75201
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:           (214) 922-8100
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          (Former name or former address, if changed from last report)

Item 5.  Other Events.

         Aviation Group, Inc., a Texas corporation (the "Company"), announced that it has entered into letters of intent with Global Leisure Travel, Inc., a Washington corporation ("GLTI") and travelbyus.com ltd., an Ontario corporation ("travelbyus"). The Company intends to acquire 100% of GLTI through a merger between a subsidiary of the Company and GLTI. In addition, the Company intends to pursue regulatory and shareholder approval to merge a newly formed subsidiary with travelbyus. The Company hereby incorporates by reference into this Item 5 the press releases, attached hereto as Exhibits 99.1 - 99.3.

Item 7.  Financial Statements and Exhibits.

(c)     Exhibits.

99.1    Press release of Aviation Group, Inc. issued February 28, 2000.
99.2    Press release of travelbyus.com, ltd. issued February 28, 2000.
99.3    Press release of Aviation Group, Inc. issued February 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AVIATION GROUP, INC.




Dated as of February 28, 2000                          By:/s/ Lee B. Sanders
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                                                       Lee B. Sanders, President


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